POWER OF ATTORNEY

for Executing Forms 3, 4 and 5 and

Schedules 13D and 13G and Amendments

KNOW ALL MEN BY THESE PRESENTS, that

the undersigned hereby constitute(s)

and appoint(s) Ronald M. Clark the

true and lawful attorney-in-fact of

the undersigned to:

(1) execute, for and on behalf of the

undersigned, any one or more Forms 3,

4, and 5, and any amendments thereto,

in accordance with Section 16(a) of the

Securities Exchange Act of 1934, as

amended (the "Exchange Act"); and any

Schedules 13D and 13G, and any amendments

thereto, in accordance with Section 13

of the Exchange Act, and the rules

thereunder;

(2) do and perform any and all acts,

for and on behalf of the undersigned,

that may be necessary or desirable to

complete the execution of any such Forms

3, 4 or 5, and Schedules 13G and 13D,

and any amendments to any of the

foregoing, and the timely filing of such

forms and schedules with the United States

Securities and Exchange Commission and

any other authority; and

(3) take any other action of any type

whatsoever in connection with the

foregoing that, in the opinion of any

such attorney-in-fact, may be of benefit

to, in the best interest of, or legally

required by, the undersigned, it being

understood that the documents executed

by such attorney-in-fact on behalf of

the undersigned, pursuant to this Power

of Attorney, shall be in such form and

shall contain such terms and conditions

as such attorney-in-fact may approve in

his discretion.

The undersigned hereby grant(s) to the

foregoing attorney-in-fact full power

and authority to do and perform each

and every act and thing whatsoever

requisite, necessary, and proper to

be done in the exercise of any of the

rights and powers herein granted, as

fully to all intents and purposes as

the undersigned might or could do if

personally present, with full power

of substitution or revocation, hereby

ratifying and confirming all that such

attorney-in-fact, or his substitutes,

shall lawfully do or cause to be done

by virtue of this Power of Attorney

and the rights and powers herein granted.

The undersigned acknowledge(s) that the

foregoing attorney-in-fact, in serving

in such capacity at the request of the

undersigned, is not assuming any of the

undersigned's responsibilities to comply

with Sections 13 and 16 of the Exchange

Act, or other applicable securities laws

or rules.

IN WITNESS WHEREOF, the undersigned has

(have) caused this Power of Attorney to

be executed as of this 14th day of

September, 2007.

POWER OF ATTORNEY

for Executing Forms 3, 4 and 5 and

Schedules 13D and 13G and Amendments

Bess C. Stephens Trust

By: /s/ Bess C. Stephens

Name:  Bess C. Stephens

Title: Trustee

W.R. Stephens Jr. Children's Trust

By: /s/ W.R. Stephens, Jr.

Name:  W.R. Stephens, Jr.

Title: Trustee

W.R. Stephens, III Trust

By: /s/ Robert L. Schulte

Name:  Robert L. Schulte

Title: Trustee

Arden Jewell Stephens Trust

By: /s/ Robert L. Schulte

Name:  Robert L. Schulte

Title: Trustee

/s/ Carol M. Stephens

Carol M. Stephens

W.R. Stephens, Jr. Revocable Trust

By: /s/ W.R. Stephens, Jr.

Name:  W.R. Stephens, Jr.

Title: Trustee

/s/ W.R. Stephens, Jr.

W.R. Stephens, Jr.

Pamela Diane Stephens Trust One

By: /s/ Elizabeth S. Campbell

Name:  Elizabeth S. Campbell

Title: Trustee

MAM International Holdings, Inc.

By: /s/ Robert L. Schulte

Name:  Robert L. Schulte

Title: VP

Elizabeth S. Campbell Revocable Trust

By: /s/ Elizabeth S. Campbell

Name:  Elizabeth S. Campbell

Title: Trustee

/s/ Elizabeth S. Campbell

Elizabeth S. Campbell

/s/ Jon E.M. Jacoby

Jon E.M. Jacoby

C. Ray Gash IRA

By: /s/ C. Ray Gash

Name:  C. Ray Gash

/s/ C. Ray Gash

C. Ray Gash

Ray Gash Conns 2004 Trust

By: /s/ Linda M. Gash

Name:  Linda M. Gash

Title: Trustee

Linda M. Gash Conns 2004 Trust

By: /s/ C. Ray Gash, Trustee

Name:  C. Ray Gash

Title: Trustee

Craig Dobbs Campbell, Jr. 1992 Trust

By: /s/ Elizabeth S. Campbell

Name:  Elizabeth S. Campbell

Title: Trustee

Susan Stephens Campbell 1992 Trust

By: /s/ Elizabeth S. Campbell

Name:  Elizabeth S. Campbell

Title: Trustee

Elizabeth Chisum Campbell 1992 Trust

By: /s/ Elizabeth S. Campbell

Name:  Elizabeth S. Campbell

Title: Trustee

Coral Two Corporation

By: /s/ Jon E.M. Jacoby

Name:  Jon E.M. Jacoby

Title:  President

Francine, Inc.

By: /s/ Jon E.M. Jacoby

Name:  Jon E.M. Jacoby

Title:  President